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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report May 9, 2001
                                          -----------
                        (Date of earliest event reported)



                       PIONEER-STANDARD ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


             Ohio                        (000-5734)             34-0907152
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(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation)                                               Identification No.)


6065 Parkland Boulevard, Mayfield Heights, Ohio                         44124
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   (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (440) 720-8500
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ITEM 5. OTHER EVENTS
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On May 8, 2001, Pioneer-Standard Electronics, Inc. (the "Company") announced that during its fourth quarter for the fiscal year ended March 31, 2001 the Company had implemented Emerging Issues Task Force Issue Number 00-10 "Accounting for Shipping and Handling Fees and Costs" ("EITF Issue No. 00-10") and also redefined its reportable segments.

EITF Issue No. 00-10 requires that freight costs billed to customers be classified as revenue and the related costs to be classified as cost of goods sold. As a result of this implementation, the Company reclassified these amounts from operating expenses, where they had previously been shown "net," into the appropriate revenue and cost of goods sold captions. All prior periods have been restated for consistency.

In addition, in conjunction with the completion of a financial system implementation and enhancements to internal reporting available for senior management decisions, the Company redefined its reportable segments and established a third segment, Corporate and Other. Corporate and Other includes primarily goodwill amortization, certain corporate management costs and special charges. The new segment presentation reflects how management allocates resources, measures performance and views the overall business. Prior year segment information has been restated for comparative purposes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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        (c)    Exhibits.
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         99.1  Consolidated Statements of Income for the Three Years Ended
               March 31, 2001, 2000 and 1999.

         99.2 Quarterly Business Segment Information for the Years Ended March 31, 2001 and 2000.





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          PIONEER-STANDARD ELECTRONICS, INC.

                          By: /s/ Steven M. Billick
                              --------------------------------------------------
                              Steven M. Billick
                              Senior Vice President and Chief Financial Officer


Date: May 9, 2001




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                                  EXHIBIT INDEX
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EXHIBIT NO.  DESCRIPTION                                                   PAGE
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99.1         Consolidated Statements of Income for the Three Years           4
             Ended March 31, 2001, 2000 and 1999.

99.2         Quarterly Business Segment Information for the Years Ended      5
             March 31, 2001 and 2000.



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